Other non-current assets	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other non-current assets
23. Other
non-current
assets

	2020 £m	2019 £m
Amounts receivable under insurance contracts	756	743
Pension schemes in surplus	183	127
Other receivables	102	150

	1,041	1,020

Amounts receivable under insurance contacts are held at cash surrender value with movements through profit or loss.
Within the other receivables of £102 million (2019 – £150 million), £67 million (2019 – £120 million) is classified as financial assets of which £30 million (2019 – £44 million) is classified as fair value through profit or loss. On the remaining balance of £37 million (2019 – £76 million), the expected credit loss allowance was immaterial at 31 December 2020 and 2019.